Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Heitman Global Prime Real Estate ETF

(the “Fund”)

Supplement To the Prospectus and Statement of Additional Information
Dated March 1, 2019

Dated March 13, 2019

The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”) has approved a transaction to combine the Fund with First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index. Pursuant to this transaction, Fund shareholders will become shareholders of FFR.

In order for the transaction to occur, the shareholders of the Fund must approve the transaction. If approved, shares of the Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FFR with an equal aggregate net asset value, and Fund shareholders will become shareholders of FFR.

A special meeting of shareholders of the Fund for the purpose of voting on the transaction will be held. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

The Fund will continue sales and redemptions of shares as described in the Fund’s prospectus. Holders of shares of the Fund purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Please Keep this Supplement with Your Fund Prospectus and

Statement of Additional Information for Future Reference